SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2005

                                NOWAUTO GROUP, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     000-50709               77-0594821
  ---------------------------      ---------------       ----------------------
 (State or other jurisdiction     (Commission File      (IRS Employer ID Number)
      of incorporation)                Number)

            2239 N. Hayden Road, Suite 100, Scottsdale, Arizona 85257
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


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          (Former name or former address if changed since last report)

Registrant's telephone number, including area code        (480) 999-0007
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.       Description

          99.1(a)           Financial Statements of Business Acquired




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NowAuto Group, Inc.



Date:  October 31, 2005                /s/ Scott Miller
                                       -------------------------------------
                                       Scott Miller, Chief Executive Officer





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